Filed Pursuant to Rule 497
Registration No. 333-196520

PROSPECTUS SUPPLEMENT NO. 4 JUNE 26, 2015
GRIFFIN-BENEFIT STREET PARTNERS BDC CORP.
SUPPLEMENT NO. 4 DATED JUNE 26, 2015
TO THE PROSPECTUS DATED JANUARY 20, 2015
This document supplements, and should be read in conjunction with, the prospectus of Griffin-Benefit Street Partners BDC Corp. dated January 20, 2015, Supplement No. 1 dated March 30, 2015, Supplement No. 2 dated April 6, 2015, and Supplement No. 3 dated May 21, 2015. Unless otherwise defined in this supplement, capitalized terms used in this supplement shall have the same meanings as set forth in the prospectus.
The purpose of this supplement is to disclose:

•	an update on the status of our offering;

•	our June 2015 and July 2015 distribution declarations; and

•	an update regarding our portfolio.
Status of Our Offering
We commenced the initial public offering of shares of our common stock on January 20, 2015. On May 1, 2015, we reached the minimum offering amount of $2.5 million in connection with our current public offering of $1.5 billion in sales of shares, and commenced operations.
As of June 23, 2015, we had received gross offering proceeds of approximately $2.6 million from the sale of 289,280 shares in our initial public offering, including proceeds raised and shares issued under our distribution reinvestment plan. As of June 23, 2015, approximately $1.5 billion in shares of common stock remained available for sale to the public under our initial public offering, including shares available under our distribution reinvestment plan.
Declaration of June and July Distributions
On May 27, 2015, our board of directors declared a distribution rate for the month of June of $0.002055 per day per share on the outstanding shares of common stock, representing an annual distribution rate of 7.5% based on a share price of $10.00, payable to stockholders of record of such shares as shown on our books on each day commencing on June 1, 2015 and continuing through June 30, 2015.
On June 26, 2015, our board of directors declared a distribution rate for the month of July of $0.002055 per day per share on the outstanding shares of common stock, representing an annual distribution rate of 7.5% based on a share price of $10.00, payable to stockholders of record of such shares as shown on our books on each day commencing on July 1, 2015 and continuing through July 31, 2015.
Portfolio Update
From May 4, 2015 to June 15, 2015, we invested in sixteen new portfolio companies through both primary and secondary market transactions. Presently, our investment portfolio consists of interests in 17 senior debt securities to U.S. companies diversified by industry. We intend to continue to add securities to our portfolio as our offering progresses.

Security	Industry(1)	Maturity	Interest Rate	Cost
Senior Secured Debt - Term Loans
Alvogen Pharma	Healthcare	4/1/2022	L+500	$101,000
Deep Gulf Energy II, LLC	Energy - Exploration & Production	9/30/2018	L+1300(2)	$98,000
Skillsoft Corp	Technology	4/28/2021	L+475	$98,625
Natel Engineering	Electronics	4/6/2020	L+575	$101,000
Plano Molding Company	Consumer Products	5/12/2021	L+600	$99,000
Rue 21, Inc.	Apparel/Textiles	10/9/2020	L+462.5	$92,500
Tribune Publishing Company	Newspaper	8/4/2021	L+475	$98,500
Weather Channel	Cable	2/11/2020	L+500	$99,000

Senior Secured Debt - 1st Lien Loan
Physiotherapy Associates, Inc.	Healthcare	6/4/2021	L+475	$61,690

Senior Secured Debt - 2nd Lien Loan
Penton Media, Inc.	Directories & Publishing	10/2/2020	L+775	$101,000
Physiotherapy Associates, Inc.	Healthcare	6/3/2022	L+850	$37,620

Senior Unsecured Debt - Senior Notes
Presidio Holding	Technology	2/15/2023	10.25%	$203,750
Emerald Expo Holdings	Directories & Publishing	6/15/2021	9.00%	$206,000
Florida East Coast Holdings Corp	Railroads	5/1/2019	6.75%	$100,000
Monotronics International, Inc.	Business Services	4/1/2020	9.13%	$197,500

Senior Unsecured Debt - 1st Lien Notes
Hexion Inc.	Chemicals	4/15/2020	10.00%	$209,500
Radio One Inc.	TV & Radio	4/15/2022	7.38%	$100,750

				$2,005,435
(1) Source: Bloomberg Issuer Industry.
(2) Interest rate is subject to a LIBOR floor of 1.5%.

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